| First Quarter 2016 Review Cautions Regarding Forward-Looking Statements 1

| First Quarter 2016 Review 2

| First Quarter 2016 Review Firmwide Overview: First Quarter 2016 3

| First Quarter 2016 Review Asset Flows by Distribution Channel: Quarterly Trend 4

| First Quarter 2016 Review Fixed Income Investment Performance 5

| First Quarter 2016 Review Equities Investment Performance 6

| First Quarter 2016 Review Institutional Highlights 7

| First Quarter 2016 Review Retail Highlights 8

| First Quarter 2016 Review Private Wealth Management Highlights 9

| First Quarter 2016 Review Bernstein Research Highlights 10

| First Quarter 2016 Review Progress on Our Strategy in 1Q16 11

| First Quarter 2016 Review 12

| First Quarter 2016 Review Financial Highlights: First Quarter 2016 13

| First Quarter 2016 Review First Quarter 2016 Adjusted Income Statement 14

| First Quarter 2016 Review First Quarter 2016 Adjusted Income Statement Highlights 15

| First Quarter 2016 Review 16

| First Quarter 2016 Review 17

| First Quarter 2016 Review Institutional Composite Relative Performance vs. Benchmarks 18

| First Quarter 2016 Review Retail Mutual Funds Relative Performance vs. Morningstar Average 19

| First Quarter 2016 Review Assets Under Management: 1Q16 20

| First Quarter 2016 Review Three Months Ended 3/31/16: AUM Roll-Forward by Distribution Channel 21

| First Quarter 2016 Review Three Months Ended 3/31/16: AUM Roll-Forward by Investment Service 22

| First Quarter 2016 Review AUM by Region 23

| First Quarter 2016 Review First Quarter 2016 Adjusted Advisory Fees 24

| First Quarter 2016 Review First Quarter 2016 GAAP Income Statement 25

| First Quarter 2016 Review Consolidated Balance Sheet 26

| First Quarter 2016 Review Consolidated Statement of Cash Flows 27

| First Quarter 2016 Review AB Holding Financial Results 28

| First Quarter 2016 Review First Quarter 2016 GAAP to Non-GAAP Reconciliation 29

| First Quarter 2016 Review First Quarter 2015 GAAP to Non-GAAP Reconciliation 30

| First Quarter 2016 Review Fourth Quarter 2015 GAAP to Non-GAAP Reconciliation 31

| First Quarter 2016 Review AB Adjusted Financial Results Reconciliation 32